UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 28, 2015

COMMSCOPE HOLDING COMPANY, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36146	27-4332098
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1100 CommScope Place, SE, Hickory, North Carolina	28602
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (828) 324-2200

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

The Company (as defined below) is filing this amendment (the “Amended 8-K”) to its Current Report on Form 8-K dated August 28, 2015 (the “Original 8-K”), for the sole purpose of revising the Item numbers under which the Original 8-K filing was made. The information contained in the Original 8-K was filed under Items 7.01 and 9.01 of Form 8-K, and with this Amended 8-K, the Company is filing the same information contained in the Original 8-K under Item 8.01 of Form 8-K as well. No other changes have been made to the information provided in the Original 8-K.

Item 7.01 Regulation FD Disclosure and Item 8.01 Other Events.

On January 27, 2015, CommScope Holding Company, Inc. (“Holdings”) filed a Current Report on Form 8-K with the Securities and Exchange Commission announcing, among other things, that Holdings and CommScope, Inc. (“CommScope” and, together with Holdings, the “Company”) and TE Connectivity Ltd., a Swiss corporation (“Seller” or “TE Connectivity”), entered into a stock and asset purchase agreement, pursuant to which the Company has agreed to acquire (the “Acquisition”) the Broadband Network Solutions business of Seller.

Holdings is filing this Current Report on Form 8-K in order to make publicly available certain unaudited historical financial information of Seller’s Broadband Network Solutions business described in Item 9.01 below and related Management’s Discussion and Analysis of Results of Financial Condition and Results of Operations described in Item 9.01 below, each incorporated by reference herein.

The risks associated with the Acquisition are discussed in greater detail in Holdings’ Annual Report on Form 10-K filed with the Securities and Exchange Commission.

In addition to the unaudited historical financial information described in Item 9.01 below, the Company is providing the following financial information regarding Seller’s Broadband Network Solutions business for the nine-month periods ended June 26, 2015 and June 27, 2014, the fiscal year ended September 26, 2014 and the twelve months ended June 26, 2015 ($ in millions):

	Nine Months Ended June 26, 2015	Fiscal Year Ended September 26, 2014	Nine Months Ended June 27, 2014	Twelve Months Ended June 26, 2015
Revenues, as reported	$1,312.9	$1,938.7	$1,435.6	$1,816.0
Less: Exited business	(0.3)	(10.9)	(9.3)	(1.9)

Revenues, as adjusted	$1,312.6	$1,927.8	$1,426.3	$1,814.1

Operating income, as reported	$126.3	$182.0	$123.0	$185.3
Amortization	24.8	30.7	23.1	32.4
Restructuring and other charges, net	1.6	39.2	26.5	14.4
Share-based compensation	5.4	7.0	5.3	7.1
Asset impairments	1.6	—	—	1.6
Exited business(1)	1.2	4.8	4.2	1.9

Non-GAAP adjusted operating income	160.9	263.7	182.0	242.6

Depreciation	22.3	35.4	26.6	31.2

Non-GAAP adjusted EBITDA	$183.3	$299.1	$208.6	$273.8

(1)	Reflects the impact included in reported results of a product line that has been discontinued and is being shut down.

Note: Components may not sum to total due to rounding.

The Company’s management believes that presenting the above non-GAAP financial measures provides meaningful information to investors in understanding operating results and may enhance investors’ ability to analyze financial and business trends. As calculated, these non-GAAP measures may not be comparable to other similarly titled measures of other companies. In addition, the Company’s management believes that these non-GAAP financial measures allow investors to compare period to period more easily by excluding items that could have a disproportionately negative or positive impact on results in any particular period.

The Company expects to realize more than $150 million in annual synergies beginning in the third year following closing, with more than $50 million in the first full year. These synergies are expected to come from all areas of the company, including sales, marketing, general and administrative, operations and research and development. The Company expects to incur integration and restructuring costs of $125 million to $175 million to achieve these synergies.

Safe Harbor Statement

The statements in this release state the Company’s and management’s intentions, beliefs, expectations or projections of the future and are forward-looking statements. The Company’s actual results could differ materially from those projected in such forward-looking statements.

Forward-Looking Statements

This communication contains forward-looking statements (including within the meaning of the Private Securities Litigation Reform Act of 1995) concerning the Company, the Acquisition and other matters. These statements may discuss goals, intentions and expectations as to future plans, trends, events, results of operations or financial condition, or otherwise, based on current beliefs of the management of the Company and TE Connectivity as well as assumptions made by, and information currently available to, such management. Forward-looking statements may be accompanied by words such as “aim,” “anticipate,” “believe,” “plan,” “could,” “would,” “should,” “estimate,” “expect,” “forecast,” “future,” “guidance,” “intend,” “may,” “will,” “possible,” “potential,” “predict,” “project” or similar words, phrases or expressions. These forward-looking statements are subject to various risks and uncertainties, many of which are outside the control of the Company and TE Connectivity. Therefore, you should not place undue reliance on such statements. Factors that could cause actual results to differ materially from those in the forward-looking statements include failure to obtain applicable regulatory approvals in a timely manner, on terms acceptable to the Company or TE Connectivity or at all; failure to satisfy other closing conditions to the proposed transactions; the risk that the Company will be required to pay the reverse break-up fee under the Stock and Asset Purchase Agreement relating to the Acquisition; the risk that the TE Connectivity businesses to be acquired will not be integrated successfully into the Company or that the Company will not realize estimated cost savings, synergies and growth or that such benefits may take longer to realize than expected; failure by the Company to realize anticipated benefits of the acquisition; risks relating to unanticipated costs of integration; risks from relying on TE Connectivity for various critical transaction services for an extended period; reductions in customer spending and/or a slowdown in customer payments; failure to manage potential conflicts of interest between or among customers; unanticipated changes relating to competitive factors in the telecommunications industry; ability to hire and retain key personnel; the potential impact of announcement or consummation of the proposed acquisition on relationships with third parties, including customers, employees and competitors; ability to attract new customers and retain existing customers in the manner anticipated; changes in legislation or governmental regulations affecting the Company and the TE Connectivity businesses to be acquired; international, national or local economic, social or political conditions that could adversely affect the Company, the TE Connectivity businesses to be acquired or their customers; conditions in the credit markets that could impact the costs associated with financing the acquisition; risks associated with assumptions made in connection with the critical accounting estimates, including segment presentation, and legal proceedings of the Company and/or the TE Connectivity businesses to be acquired; and the international operations of the Company and/or the TE Connectivity businesses to be acquired, which are subject to the risks of currency fluctuations and foreign exchange controls. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties that affect the businesses of the Company and/or the TE Connectivity businesses to be acquired, including those described in each of Holdings’ and TE Connectivity’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other documents filed from time to time with the Securities and Exchange Commission. Except as required under applicable law, the parties do not assume any obligation to update these forward-looking statements.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number:	Description

99.1	Unaudited condensed combined financial statements of the Broadband Network Solutions business of TE Connectivity Ltd. as of June 26, 2015 and September 26, 2014 and for the quarterly and nine-month periods ended June 26, 2015 and June 27, 2014

99.2	Management’s Discussion and Analysis of Financial Condition and Results of Operations of the Broadband Network Solutions business of TE Connectivity Ltd. for the quarterly and nine-month periods ended June 26, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CommScope Holding Company, Inc.

Date: August 23, 2016	By:	/s/ Mark A. Olson
	Name:	Mark A. Olson
	Title:	Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number:	Description

99.1	Unaudited condensed combined financial statements of the Broadband Network Solutions business of TE Connectivity Ltd. as of June 26, 2015 and September 26, 2014 and for the quarterly and nine-month periods ended June 26, 2015 and June 27, 2014

99.2	Management’s Discussion and Analysis of Financial Condition and Results of Operations of the Broadband Network Solutions business of TE Connectivity Ltd. for the quarterly and nine-month periods ended June 26, 2015